                                                      EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of these Registration Statements on Form S-3 (No. 33-44475); Form S-4 (No. 33-44403) and Forms S-8 (Nos. 33-36304, 33-67826, 33-67828 and
33-36305) of our report dated February 10, 1995; appearing on Page F3 of Bird Corporation's Form 10-K for the year ended December 31, 1995.

Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania
March 25, 1996